SUPPLEMENT DATED MAY 25, 2012
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 1, 2012 FOR STADION TRILOGY FUNDTM CLASS A, C AND I SHARES
(the “Fund”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for the Fund, each dated April 1, 2012. Please keep this supplement for future reference.

Jonathan W. Weaver and David C. Pursell are new members of the portfolio management team responsible for the day-to-day management of the Fund.  Messrs. Weaver and Pursell will serve together with Timothy A. Chapman, Judson P. Doherty, Gregory L. Morris and Brad A. Thompson, who have managed the Fund since its inception.

In addition, the description of the Fund’s principal investment strategies with respect to the portion of assets allocated to the “Trend Position” has been supplemented in order to provide further information on the use of index options on various volatility indices.  There is no change to the Fund’s investment objective or principal investment strategies and risks.

 In connection with these changes, the following disclosures to the Fund’s Prospectus and SAI, each dated April 1, 2012, are effective immediately.

Changes to the Prospectus:

In the “Risk/Return Summary” and “Investment Objective, Principal Investment Strategies and Related Risks” section, please delete the section “Principal Investment Strategies – the Trend Position” in its entirety and replace it with the following section:

The Trend Position. The Trend Position is designed to benefit from substantial price changes (up or down) in the markets. In executing the strategy for the Trend Position, the Advisor intends to purchase and write (sell) put and call options on one or more broad-based U.S. stock indices, such as the Standard & Poor’s 500 Index, or ETFs that replicate or are related to such indices (including, without limitation, indices that measure market volatility). Over time, the indices on which the Fund purchases and sells options may vary based on the Advisor’s assessment of the availability and liquidity of various listed index options, and the Advisor’s evaluation of equity market conditions and other factors.

Generally the Trend Position favors establishing debit option spreads of varying strike prices and maturities by simultaneously selling and purchasing options on the same underlying instrument having the same expiration date. The options the Trend Position buys and sells are typically settled in cash rather than by delivery of securities and reflect price fluctuations in a group of securities or segments of the securities market. The Advisor may also purchase alternative instruments that the Advisor believes will approximate the performance that could be achieved by establishing debit option spreads when the Advisor believes comparable results can be achieved at a lower cost than buying options directly. The Fund may also invest in ETFs and other investment companies that are consistent with a trend or momentum-based strategy for the Trend Position.

In the “Risk/Return Summary - Management of the Fund” section,  please delete the paragraph disclosing the members of the Fund’s portfolio management team in its entirety and replace it with the following paragraph:

The Advisor employs a team of investment professionals to manage the Fund’s investments.  The portfolio management team is responsible for the day-to-day operations of the Fund.  Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Timothy A. Chapman	Chief Executive Officer	Since April 1, 2012
Judson P. Doherty, CFA	President	Since April 1, 2012
Gregory L. Morris	Portfolio Manager	Since April 1, 2012
Brad A. Thompson, CFA	Chief Investment Officer	Since April 1, 2012
Jonathan W. Weaver, CFA	Senior Portfolio Manager	Since May 25, 2012
David C. Pursell	Senior Portfolio Manager	Since May 25, 2012

In the section “Management of the Fund - Portfolio Management Team,” please delete the first paragraph in its entirety, replace it with the first paragraph below and add the following two paragraphs below:

Portfolio Management Team.  The Fund is managed by a portfolio management team consisting of Timothy A. Chapman, Judson P. Doherty, CFA, Gregory L. Morris, Brad A. Thompson, CFA, Jonathan W. Weaver, CFA and David C. Pursell.  Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Trilogy Fund.  Mr. Chapman, Mr. Doherty and Mr. Morris have been members of the portfolio management team since 2006.  Mr. Thompson joined the portfolio management team in 2009 and has been involved in a supervisory role in the Advisor’s portfolio management operations since 2006.  Mr. Weaver and Mr. Pursell joined the portfolio management team in 2012.

Mr. Weaver is a Portfolio Manager for the Advisor and has served in that capacity since joining the Advisor in 2011.  Mr. Weaver served as a representative for Wells Fargo Advisors, LLC from 2010 until 2011 where he developed portfolios for high net worth clients.  Mr. Weaver received his M.B.A. Degree from Emory University in 2000 and is working towards his Ph.D. in Finance from Emory, in pursuit of which he attended Emory full-time from 2006 to 2010.  He also received a B.A. Degree in Economics from Vanderbilt University and holds the Chartered Financial Analyst designation.   Mr. Weaver was Director of Risk Management/Quantitative Analysis at Collins Capital from 2002 until 2006 and retained a consulting position until 2009, founded his own trading company from 2000 - 2002 and was an options and derivatives trader for JFJ International, RCI Limited Partnership from 1994 until 1997.

Mr. Pursell is a Portfolio Manager for the Advisor and has served in that capacity since joining the Adviser in 2011.  Mr. Pursell served as a representative for Wells Fargo Advisors, LLC from 2009 until 2011 where he developed portfolios for high net worth clients.  He worked at Wachovia Securities LLC in 2009 and in the Private Wealth Management Division of Morgan Stanley & Co. Inc. from 2006 until 2009.  He has a B.A. Degree in Finance from the University of Georgia and a M.B.A. Degree from Emory University.

Changes to the SAI

In the SAI, under the section “Management and Other Service Providers – Portfolio Managers,” please delete the first four paragraphs in their entirety and replace them with the following:

PORTFOLIO MANAGERS.  A management team consisting of Timothy A. Chapman, Judson P. Doherty, Gregory L. Morris, Brad A. Thompson, Jonathan W. Weaver and David C. Pursell is responsible for the day-to-day management of the Fund’s portfolio.

Compensation.  Compensation and financial arrangements with the Advisor’s portfolio managers are intended to be competitive and reflective of the general success of the Advisor as a firm, as well as the general success of the Funds.  Portfolio managers are compensated based on a fixed annual salary, bonuses, which may be based on factors such as the Advisor’s profitability, assets in strategies, portfolio manager performance, and other factors that may contribute to the Advisor’s revenues and distributable profits, and may include an equity or other profit-sharing component.  In this regard, compensation may include a variety of components, and may vary among portfolio managers in terms of emphasis and criteria.

Base Salary:  Each portfolio manager receives a base salary.

Discretionary Incentive Compensation:  Portfolio managers may receive discretionary incentive compensation related to assets under management or similar considerations, and for performance-based evaluations by the Adviser’s management.  The Adviser also may consider a portfolio manager’s contributions to the firm and success of accounts (including the Funds) managed by the portfolio manager.

Additional Incentive Compensation:  Portfolio managers may be eligible to receive additional revenue or sales-based compensation tied to achievement of asset management and assets-under-management goals determined by the Advisor from time to time.  These may relate to the Advisor’s asset management achievements or assets under management in general, or may relate to specific accounts (including the Funds) managed by a portfolio manager.

Equity Incentives:  The Advisor may reward portfolio managers with additional remuneration based on the Advisor’s profitability in accordance with the terms of an Equity Incentive Plan or individual agreements where the portfolio manager is eligible to receive equity participation (including profit distribution rights related thereto) in the Advisor.

Profit Pool and Senior Management Arrangements: Portfolio managers that reach certain levels of managerial responsibility or success with and for the Advisor will be eligible to participate in a profit pool, and may also receive a senior management-level compensation package, which may include any or all of the foregoing compensation arrangements.

Ownership of Fund Shares.  None of the portfolio managers own any shares of the Fund as of the date of this Supplement.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of April 30, 2012.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Timothy A. Chapman	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 55 105,000	$815,978 million $1,116.8 million $4,249.9 million	$0 $0 $0	$0 $0 $0
Judson P. Doherty	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 55 105,000	$815,978 million $1,116.8 million $4,249.9 million	$0 $0 $0	$0 $0 $0
Gregory L. Morris	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 55 105,000	$815,978 million $1,116.8 million $4,249.9 million	$0 $0 $0	$0 $0 $0
Brad A. Thompson	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	3 55 105,000	$815,978 million $1,116.8 million $4,249.9 million	$0 $0 $0	$0 $0 $0
Jonathan W. Weaver	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 6	$0 $0 $9.6 million	$0 $0 $0	$0 $0 $0
David C. Pursell	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 6	$0 $0 $9.6 million	$0 $0 $0	$0 $0 $0

SUPPLEMENT DATED MAY 25, 2012
TO THE SUMMARY PROSPECTUS DATED APRIL 1, 2012
FOR STADION TRILOGY FUNDTM CLASS A, C AND I SHARES
(the “Fund”)

This supplement must be accompanied by, or read in conjunction with, the current Summary Prospectus (the “Prospectus”) for the Fund dated April 1, 2012. Please keep this supplement for future reference.

Jonathan W. Weaver and David C. Pursell are new members of the portfolio management team responsible for the day-to-day management of the Fund.  Messrs. Weaver and Pursell will serve together with Timothy A. Chapman, Judson P. Doherty, Gregory L. Morris and Brad A. Thompson, who have managed the Fund since its inception.

In addition, the description of the Fund’s principal investment strategies with respect to the portion of assets allocated to the “Trend Position” has been supplemented in order to provide further information on the use of index options on various volatility indices.  There is no change to the Fund’s investment objective or principal investment strategies and risks.

 In connection with these changes, the following disclosures to the Fund’s Prospectus dated April 1, 2012, are effective immediately.

In the Prospectus, under the section “Principal Investment Strategies”, please delete the section  “The Trend Position “ in its entirety and replace it with the following:

The Trend Position. The Trend Position is designed to benefit from substantial price changes (up or down) in the markets. In executing the strategy for the Trend Position, the Advisor intends to purchase and write (sell) put and call options on one or more broad-based U.S. stock indices, such as the Standard & Poor’s 500 Index, or ETFs that replicate or are related to such indices (including, without limitation, indices that measure market volatility). Over time, the indices on which the Fund purchases and sells options may vary based on the Advisor’s assessment of the availability and liquidity of various listed index options, and the Advisor’s evaluation of equity market conditions and other factors.

Generally the Trend Position favors establishing debit option spreads of varying strike prices and maturities by simultaneously selling and purchasing options on the same underlying instrument having the same expiration date. The options the Trend Position buys and sells are typically settled in cash rather than by delivery of securities and reflect price fluctuations in a group of securities or segments of the securities market. The Advisor may also purchase alternative instruments that the Advisor believes will approximate the performance that could be achieved by establishing debit option spreads when the Advisor believes comparable results can be achieved at a lower cost than buying options directly. The Fund may also invest in ETFs and other investment companies that are consistent with a trend or momentum-based strategy for the Trend Position.

In the Prospectus, under the section “Management of the Fund,” please delete the paragraph disclosing the members of the Fund’s portfolio management team in its entirety and replace it with the following paragraph:

The Advisor employs a team of investment professionals to manage the Fund’s investments.  The portfolio management team is responsible for the day-to-day operations of the Fund.  Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Timothy A. Chapman	Chief Executive Officer	Since April 1, 2012
Judson P. Doherty, CFA	President	Since April 1, 2012
Gregory L. Morris	Portfolio Manager	Since April 1, 2012
Brad A. Thompson, CFA	Chief Investment Officer	Since April 1, 2012
Jonathan W. Weaver, CFA	Senior Portfolio Manager	Since May 25, 2012
David C. Pursell	Senior Portfolio Manager	Since May 25, 2012